SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 19, 2002
                                                         (November 19, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                   0-10592                              14-1630287
   --------------------------------         ----------------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code: (518) 377-3311
                                                               --------------






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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on November 19, 2002, declaring a quarterly cash dividend of $0.15 per share, payable January 2, 2003, to the shareholders of record at the close of business on December 6, 2002. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.        Description
                           99(a)             Press  release  dated  November
                                             19, 2002, declaring a quarterly
                                             cash dividend of $0.15 per share,
                                             payable January 2, 2003, to the
                                             shareholders of record at the close
                                             of business on December 6, 2002.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 19, 2002

                                                    TrustCo Bank Corp NY
                                                    (Registrant)


                                                    By:/s/ Robert T. Cushing
                                                  ----------------------------
                                                    Robert T. Cushing
                                                    President and
                                                    Chief Executive Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
------------------         ----------------------------         ----------
      99(a)                Press release dated November 19,           5
                           2002,   declaring a quarterly cash
                           dividend of $0.15 per share, payable
                           January 2, 2003, to the shareholders
                           of record at the close of business on
                           December 6, 2002.




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                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                      News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                                      NASDAQ - TRST
               Trustco Savings

               Robert M. Leonard
               Vice President
               518-381-3693

FOR IMMEDIATE RELEASE:

                         TRUSTCO DECLARES CASH DIVIDEND

Glenville, New York - November 19, 2002

          On November 19, 2002 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable January 2, 2003, to the shareholders of record at the close of business on December 6, 2002.

          TrustCo Bank Corp NY is a $2.7 billion dollar bank holding company and through its two subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 63 offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rennselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York, and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $927 million of assets under management. The common shares of TrustCo are traded on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol TRST.


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